UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

InvestEd Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2013

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

CONTENTS

InvestEd Portfolios

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy Funds InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy Funds InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2	ANNUAL REPORT	2013

PRESIDENT’S LETTER

InvestEd Portfolios	DECEMBER 31, 2013 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

While economic and geopolitical concerns remain, the year since our last report to you saw headwinds moderate on both fronts as the year progressed. Improving economic data, and an apparent break in Washington budget gridlock boosted confidence in the outlook, and the markets responded.

Equities were particularly strong performers over the past 12 months. The broad market indexes finished the year in record territory with the S&P 500 Index ending 30% (including reinvested dividends) higher. Fixed income markets, meanwhile, were challenged amid political uncertainty and questions about the outlook for interest rates. The benchmark 10-year Treasury ended the year yielding 3.04%, compared with 1.78% at the start of the year, resulting in a negative return of 6.6%.

Given the uncertain environment that has become the norm in recent years, it is perhaps surprising to realize we are now at a point where some have begun to express concern about equity valuations. Although we believe any major concern about valuations is misguided, we also recognize there are challenges ahead. While we see a positive environment for equities, the process of interest rate normalization has begun and will continue to have an impact on markets. The implementation of the Affordable Care Act also has the potential to present challenges that we believe may influence both hiring and consumer spending. Internationally, headwinds continue to varying degrees in China, Japan and Europe, while tensions remain high in the Middle East. We will continue to closely monitor these events and others as the year unfolds with an eye on the risks, and opportunities, that they present.

Economic Snapshot

	12/31/2013	12/31/2012
S&P 500 Index	1,848.36	1,426.19
MSCI EAFE Index	1,915.60	1,604.00
10-Year Treasury Yield	3.04%	1.78%
U.S. unemployment rate	6.70%	7.90%
30-year fixed mortgage rate	4.54%	3.40%
Oil price per barrel	$98.42	$91.82

Sources: Bloomberg, U.S. Department of Labor, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2013	ANNUAL REPORT	3

MANAGEMENT DISCUSSION

InvestEd Portfolios	DECEMBER 31, 2013 (UNAUDITED)

Michael L. Avery

Ryan F. Caldwell

On the pages that follow, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2013. Mr. Avery has 35 years of industry experience and has managed the Portfolios since inception. Mr. Caldwell has 16 years of industry experience and joined the Portfolios’ team in January 2007.

Fiscal Year Performance

For the 12 Months Ended December 31, 2013
InvestEd Growth Portfolio
Including Sales Charge	19.74%
Without Sales Charge	27.05%
InvestEd Balanced Portfolio
Including Sales Charge	12.27%
Without Sales Charge	19.11%
InvestEd Conservative Portfolio
Including Sales Charge	7.78%
Without Sales Charge	12.56%
Benchmark Performance
S&P 500 Index	32.39%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	-2.02%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.05%
(generally reflects the performance of investment-grade Treasury bills, representing cash)

Past performance is not a guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes.

Showing potential for more global growth

Equity markets were volatile at mid-year for the fiscal year ended Dec. 31, 2013, before moving steadily higher in the second half of the year. Broad market indexes reached record highs by year-end. Economic growth remained slow across the globe. Growth in the U.S. economy was largely based on consumer spending and the energy, industrials and, to a lesser degree, housing sectors, driven by accommodative monetary policy. There also was some improvement in the employment rate. Markets reacted negatively at midyear when Fed Chairman Ben Bernanke announced plans to begin “tapering” the bond-buying program, based on anticipated steady improvement in the U.S. economy. Equities initially fell sharply and bond yields rose, but both markets quickly stabilized after the Fed indicated the end of the program was not imminent. The Fed did announce later that it would reduce its purchases from $85 billion to $75 billion per month, taking a very small step toward reducing economic stimulus while maintaining its aggressive monetary policy. The Fed added it will not raise interest rates until after unemployment falls well below 6.5%, but emphasized that level is not a trigger for rate hikes. Finally, a federal budget agreement at the end of the fiscal year between U.S. House and Senate negotiators helped reduce market uncertainty.

Europe’s sovereign debt crisis returned as an issue at midyear as Greece struggled to form a government to address austerity demands and Spain faced difficulties in its banking system. Fears also resurfaced about an economic slowdown in China. Despite the concerns, recession in the eurozone — which reported declining gross domestic product (GDP) for six consecutive quarters – ended in the second quarter of the year. In addition, China’s GDP ultimately grew an estimated 7.6% for the year. China late in the year also announced an ambitious economic plan with reforms in 16 major areas and a target of 2020 for “decisive” results. GDP growth in Japan was better than expected during the year, rising roughly 1.7% with support from Prime Minister Shinzo Abe’s plan to end deflation and boost economic growth. The pace of the reform agenda in Japan slowed late in the year and could generate market concerns if it continues. Given slow global growth, investors continue to watch the monetary and fiscal policies of key economies worldwide and their impact on markets. But the improving environment in general resolved key concerns for market participants, at least for now. We think the issue for markets in 2014 is how global monetary policy will contract without causing a significant global slowdown and disruption in capital markets.

Equities help deliver strong year

The InvestEd Portfolios completed the fiscal year with strong performance, largely because of gains in equities allocations during the period, especially in the U.S. The Portfolios’ blend of equities and fixed-income securities meant they trailed the performance of the all-equities benchmark index but significantly outperformed the benchmark indexes representing bonds and cash.

4	ANNUAL REPORT	2013

We made modifications to the InvestEd Portfolios in the third quarter and again late in the year, based on our views of the appropriate mix at each of these periods and in response to the changing market environment. There were concerns at that time in equities markets about the potential for the Federal Reserve to begin “tapering” its bond-buying program, which added to market volatility. The InvestEd Growth Portfolio ended the year with a significant increase in the allocation to the Waddell & Reed Advisors Cash Management Fund and a similar decrease in the allocation to the Waddell & Reed Advisors Small Cap Fund, compared with a year ago. The InvestEd Balanced Portfolio also had a significant increase compared with a year ago in the allocation to the Waddell & Reed Advisors Cash Management Fund and offsetting decreases in allocations to the Waddell & Reed New Concepts Fund, Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund. Finally, the InvestEd Conservative Portfolio had significant increases in allocations to the Waddell & Reed Core Investment Fund and Waddell & Reed Advisors Cash Management Fund, and decreases in allocations to the Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Government Securities Fund, all compared with a year ago.

In general, the changes during the year to increase the cash allocations in the Portfolios reflected our concerns about the steady increase over time in equities valuations.

Improving economies, global outlook

We think there are likely to be periods of extreme market volatility in the coming year. We will remain alert to market developments and their impact as the year progresses. In the face of ongoing monetary stimulus, global stock markets also have continued to re-price risk. We think that is evident in rising valuations, decreasing correlations, decreasing volatility and other metrics. While equities may be a less compelling investment choice now because of valuations and the low-growth economic environment, we still prefer them in relative value terms. We will keep the InvestEd Portfolios positioned to seek to take advantage of potential opportunities in equities and fixed income that fit our preference for strong free cash flow and exposure to emerging markets.

We expect slow growth and low inflation in the U.S. in 2014 with continued aggressive monetary policy, given continued high unemployment and the outlook for inflation. We think continued aggressive monetary policy can help provide economic support to offset the fiscal policy uncertainty. But monetary policy without a fiscal policy response will not work in the long term. We believe a growing labor force, support for productivity through new technology, growing access to low-cost energy and relatively good infrastructure are positive factors. We think these factors can support future U.S. GDP growth, although it is likely to remain modest in the near term.

As we analyze where growth will come from in the mid to long term, we have maintained our theme related to the growth in consumer consumption in emerging markets. We believe there still are opportunities to participate in the rising prosperity of these individuals, especially across Asia. Many emerging-market countries continue to show improvement in their economies.

As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

2013	ANNUAL REPORT	5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

InvestEd Portfolios (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
1-year period ended 12-31-13	19.74%	12.27%	7.78%
5-year period ended 12-31-13	12.64%	8.86%	5.62%
10-year period ended 12-31-13	7.36%	5.85%	4.72%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 5.75% for Growth and Balanced and 4.25% for Conservative.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

6	ANNUAL REPORT	2013

ILLUSTRATION OF PORTFOLIO EXPENSES

InvestEd Portfolios	(UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2013.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 4 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-13	Ending Account Value 12-31-13	Expenses Paid During Period*	Beginning Account Value 6-30-13	Ending Account Value 12-31-13	Expenses Paid During Period*
InvestEd Growth Portfolio	$1,000	$1,176.60	$1.41	$1,000	$1,023.95	$1.32	0.25%
InvestEd Balanced Portfolio	$1,000	$1,138.50	$1.39	$1,000	$1,023.95	$1.32	0.25%
InvestEd Conservative Portfolio	$1,000	$1,083.80	$1.35	$1,000	$1,023.95	$1.32	0.25%

*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2013, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, or exchange fees.

2013	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

InvestEd Portfolios	ALL DATA IS AS OF DECEMBER 31, 2013 (UNAUDITED)

InvestEd Growth Portfolio – Asset Allocation

Waddell & Reed Advisors Vanguard Fund, Class Y	30.3%
Waddell & Reed Advisors International Growth Fund, Class Y	25.1%
Waddell & Reed Advisors New Concepts Fund, Class Y	19.9%
Waddell & Reed Advisors Cash Management, Class A	19.4%
Waddell & Reed Advisors Small Cap Fund, Class Y	5.1%
Cash and Cash Equivalents	0.2%

InvestEd Balanced Portfolio – Asset Allocation

Waddell & Reed Advisors Core Investment Fund, Class Y	20.3%
Waddell & Reed Advisors Vanguard Fund, Class Y	20.2%
Waddell & Reed Advisors Cash Management, Class A	19.5%
Waddell & Reed Advisors International Growth Fund, Class Y	15.2%
Waddell & Reed Advisors Global Bond Fund, Class Y	14.7%
Waddell & Reed Advisors New Concepts Fund, Class Y	5.0%
Waddell & Reed Advisors Bond Fund, Class Y	4.9%
Cash and Cash Equivalents	0.2%

InvestEd Conservative Portfolio – Asset Allocation

Waddell & Reed Advisors Core Investment Fund, Class Y	38.4%
Waddell & Reed Advisors Global Bond Fund, Class Y	23.6%
Waddell & Reed Advisors Cash Management, Class A	18.5%
Waddell & Reed Advisors Bond Fund, Class Y	13.9%
Waddell & Reed Advisors Value Fund, Class Y	5.3%
Cash and Cash Equivalents	0.3%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

8	ANNUAL REPORT	2013

SCHEDULE OF INVESTMENTS

InvestEd Portfolios (in thousands)	DECEMBER 31, 2013

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Cash Management, Class A	27,330	$27,330
Waddell & Reed Advisors International Growth Fund, Class Y	2,916	35,395
Waddell & Reed Advisors New Concepts Fund, Class Y	2,208	28,003
Waddell & Reed Advisors Small Cap Fund, Class Y	368	7,142
Waddell & Reed Advisors Vanguard Fund, Class Y	4,084	42,713

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$140,583
(Cost: $126,282)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.091%, 1-7-14 (A)	$346	346

(Cost: $346)

TOTAL INVESTMENT SECURITIES – 100.0%		$140,929
(Cost: $126,628)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(47)

NET ASSETS – 100.0%		$140,882

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$140,583	$—	$—
Short-Term Securities	—	346	—

Total	$140,583	$346	$—

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	1,170	$7,368
Waddell & Reed Advisors Cash Management, Class A	29,591	29,591
Waddell & Reed Advisors Core Investment Fund, Class Y	4,226	30,763
Waddell & Reed Advisors Global Bond Fund, Class Y	5,751	22,315
Waddell & Reed Advisors International Growth Fund, Class Y	1,894	22,995
Waddell & Reed Advisors New Concepts Fund, Class Y	598	7,580
Waddell & Reed Advisors Vanguard Fund, Class Y	2,947	30,831

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$151,443
(Cost: $141,017)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.091%, 1-7-14 (A)	$371	371

(Cost: $371)

TOTAL INVESTMENT SECURITIES – 100.0%		$151,814
(Cost: $141,388)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(62)

NET ASSETS – 100.0%		$151,752

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$151,443	$—	$—
Short-Term Securities	—	371	—

Total	$151,443	$371	$—

InvestEd Conservative Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	1,999	$12,595
Waddell & Reed Advisors Cash Management, Class A	16,814	16,814
Waddell & Reed Advisors Core Investment Fund, Class Y	4,778	34,782
Waddell & Reed Advisors Global Bond Fund, Class Y	5,512	21,387
Waddell & Reed Advisors Value Fund, Class Y	290	4,782

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$90,360
(Cost: $87,594)

SHORT-TERM SECURITIES – 1.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.091%, 1-7-14 (A)	$989	989

(Cost: $989)

TOTAL INVESTMENT SECURITIES – 100.8%		$91,349
(Cost: $88,583)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8%)		(705)

NET ASSETS – 100.0%		$90,644

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2013. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$90,360	$—	$—
Short-Term Securities	—	989	—

Total	$90,360	$989	$—

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	9

STATEMENTS OF ASSETS AND LIABILITIES

InvestEd Portfolios	AS OF DECEMBER 31, 2013

(In thousands, except per share amounts)	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
ASSETS
Investments in affiliated mutual funds at market value+	$140,583		$151,443		$90,360
Investments in unaffiliated securities at market value+	346		371		989
Investments at Market Value	140,929		151,814		91,349
Cash	1		—	*	—	*
Investment securities sold receivable	—		—		191
Dividends and interest receivable	—	*	1		1
Capital shares sold receivable	326		181		45
Receivable from affiliates	8		8		7
Total Assets	141,264		152,004		91,593

LIABILITIES
Investment securities purchased payable	139		148		—	*
Capital shares redeemed payable	242		103		948
Distribution and service fees payable	1		1		1
Total Liabilities	382		252		949
Total Net Assets	$140,882		$151,752		$90,644

NET ASSETS
Capital paid in (shares authorized – unlimited)	$108,620		$125,688		$79,418
Undistributed net investment income	1,319		2,508		2,349
Accumulated net realized gain	16,642		13,130		6,111
Net unrealized appreciation	14,301		10,426		2,766
Total Net Assets	$140,882		$151,752		$90,644

CAPITAL SHARES OUTSTANDING	9,871		11,562		7,492

NET ASSET VALUE PER SHARE	$14.27		$13.12		$12.10

+COST
Investments in affiliated mutual funds at cost	$126,282		$141,017		$87,594
Investments in unaffiliated securities at cost	346		371		989

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

10	ANNUAL REPORT	2013

STATEMENTS OF OPERATIONS

InvestEd Portfolios	FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual funds	$1,637	$2,850	$2,565
Interest and amortization from unaffiliated securities	1	1	1
Total Investment Income	1,638	2,851	2,566

EXPENSES
Distribution and service fees	316	340	216
Net Investment Income	1,322	2,511	2,350

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	8,178	5,449	2,300
Distributions of realized capital gains from affiliated mutual funds	8,478	7,698	3,824
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	12,606	8,389	1,704
Net Realized and Unrealized Gain	29,262	21,536	7,828
Net Increase in Net Assets Resulting from Operations	$30,584	$24,047	$10,178

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	11

STATEMENTS OF CHANGES IN NET ASSETS

InvestEd Portfolios

	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
(In thousands)	Year ended 12-31-13	Year ended 12-31-12	Year ended 12-31-13	Year ended 12-31-12	Year ended 12-31-13	Year ended 12-31-12
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,322	$549	$2,511	$1,525	$2,350	$2,138
Net realized gain on investments	16,656	5,461	13,147	3,991	6,124	2,078
Net change in unrealized appreciation	12,606	6,245	8,389	5,245	1,704	733
Net Increase in Net Assets Resulting from Operations	30,584	12,255	24,047	10,761	10,178	4,949
Distributions to Shareholders From:
Net investment income	—	(550)	—	(1,524)	—	(2,141)
Net realized gains	(3,525)	(5,501)	(2,968)	(2,861)	(1,245)	(501)
Total Distributions to Shareholders	(3,525)	(6,051)	(2,968)	(4,385)	(1,245)	(2,642)
Capital Share Transactions	(1,496)	(4,432)	6,500	8,831	1,876	9,238
Net Increase in Net Assets	25,563	1,772	27,579	15,207	10,809	11,545
Net Assets, Beginning of Period	115,319	113,547	124,173	108,966	79,835	68,290
Net Assets, End of Period	$140,882	$115,319	$151,752	$124,173	$90,644	$79,835
Undistributed (distributions in excess of) net investment income	$1,319	$(3)	$2,508	$(3)	$2,349	$(1)

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2013

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2012	ANNUAL REPORT	13

FINANCIAL HIGHLIGHTS

InvestEd Portfolios	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Year ended 12-31-2013	$11.53	$0.13	(2)	$2.98	$3.11	$—	$(0.37)	$(0.37)
Year ended 12-31-2012	10.94	0.06	(2)	1.17	1.23	(0.06)	(0.58)	(0.64)
Year ended 12-31-2011	12.34	0.06	(2)	(0.62)	(0.56)	(0.19)	(0.65)	(0.84)
Year ended 12-31-2010	10.93	0.08		1.46	1.54	(0.02)	(0.11)	(0.13)
Year ended 12-31-2009	9.05	0.19		2.07	2.26	(0.19)	(0.19)	(0.38)

InvestEd Balanced Portfolio
Year ended 12-31-2013	11.24	0.22	(2)	1.92	2.14	—	(0.26)	(0.26)
Year ended 12-31-2012	10.62	0.15	(2)	0.88	1.03	(0.14)	(0.27)	(0.41)
Year ended 12-31-2011	11.53	0.14	(2)	(0.41)	(0.27)	(0.15)	(0.49)	(0.64)
Year ended 12-31-2010	10.77	0.09		0.90	0.99	(0.12)	(0.11)	(0.23)
Year ended 12-31-2009	9.45	0.21		1.33	1.54	(0.21)	(0.01)	(0.22)

InvestEd Conservative Portfolio
Year ended 12-31-2013	10.90	0.31	(2)	1.06	1.37	—	(0.17)	(0.17)
Year ended 12-31-2012	10.54	0.31	(2)	0.42	0.73	(0.30)	(0.07)	(0.37)
Year ended 12-31-2011	10.54	0.37	(2)	0.00	0.37	(0.37)	—	(0.37)
Year ended 12-31-2010	10.98	0.09		0.27	0.36	(0.09)	(0.71)	(0.80)
Year ended 12-31-2009	10.43	0.14		0.55	0.69	(0.14)	—	(0.14)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

14	ANNUAL REPORT	2013

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Year ended 12-31-2013	$14.27	27.05%	$141	0.25%	1.04%	37%
Year ended 12-31-2012	11.53	11.21	115	0.25	0.47	36
Year ended 12-31-2011	10.94	-4.54	114	0.25	0.49	69
Year ended 12-31-2010	12.34	14.13	129	0.25	0.71	61
Year ended 12-31-2009	10.93	24.96	119	0.25	1.83	24

InvestEd Balanced Portfolio
Year ended 12-31-2013	13.12	19.11	152	0.25	1.84	42
Year ended 12-31-2012	11.24	9.72	124	0.25	1.30	30
Year ended 12-31-2011	10.62	-2.30	109	0.25	1.26	107
Year ended 12-31-2010	11.53	9.23	104	0.25	0.91	77
Year ended 12-31-2009	10.77	16.31	89	0.25	2.19	28

InvestEd Conservative Portfolio
Year ended 12-31-2013	12.10	12.56	91	0.25	2.72	42
Year ended 12-31-2012	10.90	6.92	80	0.25	2.83	52
Year ended 12-31-2011	10.54	3.54	68	0.25	3.49	125
Year ended 12-31-2010	10.54	3.31	63	0.25	0.83	107
Year ended 12-31-2009	10.98	6.62	58	0.25	1.37	103

See Accompanying Notes to Financial Statements.

2013	ANNUAL REPORT	15

NOTES TO FINANCIAL STATEMENTS

InvestEd Portfolios	DECEMBER 31, 2013

1.	ORGANIZATION

The Ivy Funds InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (“Trust Fund”). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio (each, a “Portfolio”) are series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (“W&R”), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended December 31, 2013, management believes that no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2009.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Waddell & Reed mutual funds (“Underlying Waddell & Reed Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Waddell & Reed Funds.

In the normal course of business, the Underlying Waddell & Reed Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Waddell & Reed Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Waddell & Reed Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Waddell & Reed Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Waddell & Reed Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Waddell & Reed Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Waddell & Reed Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Waddell & Reed Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Waddell & Reed Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Waddell & Reed Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Waddell & Reed Funds invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to

16	ANNUAL REPORT	2013

the base currency of the Underlying Waddell & Reed Funds, or, in the case of hedging positions, that the Underlying Waddell & Reed Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Estimates. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Waddell & Reed Advisors Funds family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Waddell & Reed Funds. Short-term debt securities are valued at amortized cost, which approximates value.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

There were no level 3 securities owned during the period ended December 31, 2013. There were no transfers between any levels during the year ended December 31, 2013.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by Waddell & Reed Investment Management Company (“WRIMCO”), a wholly owned subsidiary of W&R.

WRIMCO serves as each Portfolio’s investment advisor. The Portfolios pay no management fees; however, WRIMCO receives management fees from the Underlying Waddell & Reed Funds. Each Portfolio pays advisory fees to WRIMCO indirectly, as shareholders in the Underlying Waddell & Reed Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Waddell & Reed Funds.

2013	ANNUAL REPORT	17

As principal underwriter for each Portfolio’s shares, W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to W&R. During the year ended December 31, 2013, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd Growth Portfolio	$570	$—	*	$284
InvestEd Balanced Portfolio	395	—	*	181
InvestEd Conservative Portfolio	108	—		49

*	Not shown due to rounding.

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year ended December 31, 2013, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales
InvestEd Growth Portfolio	$52,588	$46,130
InvestEd Balanced Portfolio	71,882	56,991
InvestEd Conservative Portfolio	42,647	35,865

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year ended December 31,
	2013		2012
Portfolio	Shares	Value	Shares	Value
InvestEd Growth Portfolio
Shares issued from sale of shares	1,683	$21,792	1,616	$18,835
Shares issued in reinvestment of distributions to shareholders	255	3,524	524	6,050
Shares redeemed	(2,071)	(26,812)	(2,514)	(29,317)
Net decrease	(133)	$(1,496)	(374)	$(4,432)

InvestEd Balanced Portfolio
Shares issued from sale of shares	2,400	$29,282	2,651	$29,705
Shares issued in reinvestment of distributions to shareholders	231	2,966	389	4,385
Shares redeemed	(2,115)	(25,748)	(2,255)	(25,259)
Net increase	516	$6,500	785	$8,831

InvestEd Conservative Portfolio
Shares issued from sale of shares	2,049	$23,644	2,511	$27,445
Shares issued in reinvestment of distributions to shareholders	105	1,245	242	2,641
Shares redeemed	(1,990)	(23,013)	(1,906)	(20,848)
Net increase	164	$1,876	847	$9,238

18	ANNUAL REPORT	2013

7.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2013 follows:

Portfolio	12-31-12 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)(1)	Distributions Received	12-31-13 Share Balance	12-31-13 Value
InvestEd Growth Portfolio
Waddell & Reed Advisors Cash Management, Class A	5,585	$23,118	$1,378	$—	$2	27,330	$27,330
Waddell & Reed Advisors Global Bond Fund, Class Y	1,427	487	6,189	(127)	103	—	—
Waddell & Reed Advisors International Growth Fund, Class Y	2,852	5,008	2,991	1,317	631	2,916	35,395
Waddell & Reed Advisors New Concepts Fund, Class Y	1,612	10,363	2,795	2,697	296	2,208	28,003
Waddell & Reed Advisors Small Cap Fund, Class Y	1,427	3,215	19,299	6,202	40	368	7,142
Waddell & Reed Advisors Vanguard Fund, Class Y	3,661	10,397	5,397	6,567	565	4,084	42,713

				$16,656	$1,637		$140,583

InvestEd Balanced Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	1,843	$8,264	$12,816	$(145)	$231	1,170	$7,368
Waddell & Reed Advisors Cash Management, Class A	6,053	24,124	582	—	3	29,591	29,591
Waddell & Reed Advisors Core Investment Fund, Class Y	3,860	11,340	7,518	4,899	920	4,226	30,763
Waddell & Reed Advisors Global Bond Fund, Class Y	3,092	11,072	697	8	685	5,751	22,315
Waddell & Reed Advisors Government Securities Fund, Class Y	2,098	770	13,028	(549)	111	—	—
Waddell & Reed Advisors International Growth Fund, Class Y	1,853	2,061	1,080	494	411	1,894	22,995
Waddell & Reed Advisors New Concepts Fund, Class Y	1,165	1,725	7,429	2,602	80	598	7,580
Waddell & Reed Advisors Vanguard Fund, Class Y	2,647	12,630	8,390	5,838	409	2,947	30,831

				$13,147	$2,850		$151,443

InvestEd Conservative Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	2,999	$3,555	$9,530	$426	$483	1,999	$12,595
Waddell & Reed Advisors Cash Management, Class A	3,940	15,076	2,204	—	2	16,814	16,814
Waddell & Reed Advisors Core Investment Fund, Class Y	3,141	16,168	3,753	4,475	1,058	4,778	34,782
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	510	865	8,859	942	28	—	—
Waddell & Reed Advisors Global Bond Fund, Class Y	5,033	5,528	3,638	(2)	912	5,512	21,387
Waddell & Reed Advisors Government Securities Fund, Class Y	684	457	4,458	(181)	36	—	—
Waddell & Reed Advisors Value Fund, Class Y	317	1,006	1,169	464	46	290	4,782

				$6,124	$2,565		$90,360

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

8.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (“SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

9.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2013 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
InvestEd Growth Portfolio	$126,634	$14,295	$—	$14,295
InvestEd Balanced Portfolio	141,394	10,986	566	10,420
InvestEd Conservative Portfolio	88,596	3,978	1,225	2,753

2013	ANNUAL REPORT	19

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2013 and the post-October and late-year ordinary activity were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
InvestEd Growth Portfolio	$23	$2,031	$3,502	$15,939	$—	$—	$—
InvestEd Balanced Portfolio	25	3,002	2,942	12,645	—	—	—
InvestEd Conservative Portfolio	45	3,511	1,200	4,964	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

20	ANNUAL REPORT	2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

InvestEd Portfolios

To the Shareholders and Board of Trustees of InvestEd Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of InvestEd Portfolios, comprising InvestEd Growth Portfolio, InvestEd Balanced Portfolio, and InvestEd Conservative Portfolio (the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting InvestEd Portfolios as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 14, 2014

2013	ANNUAL REPORT	21

INCOME TAX INFORMATION

InvestEd Portfolios	AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios designated the following amounts as distributions of long-term capital gains:

InvestEd Growth Portfolio	$3,502,014
InvestEd Balanced Portfolio	2,941,992
InvestEd Conservative Portfolio	1,200,188

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

22	ANNUAL REPORT	2013

BOARD OF TRUSTEES AND OFFICERS

InvestEd Portfolios

Each of the individuals listed below serves as a trustee for the Trust (3 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Ivy Funds Variable Insurance Portfolios (29 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (34 portfolios) and Ivy High Income Opportunities Fund (1 portfolio). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)

Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Investment Committee Member of Kansas Foundation for Medical Care (2001 to 2011);

Chairperson, Audit Committee of Kansas Bioscience Authority;

Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (2009 to present)
John A. Dillingham** 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); former President and current Trustee, Liberty Memorial Association (WWI National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former Founding Member and Trustee (until 2012); CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California	None

2013	ANNUAL REPORT	23

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director and Shareholder, Valliance Bank N.A. (2007 to present); Director, Graymark HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman and Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Retired	None

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009)

Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli PC, a law firm (1980 to present)	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
*Each	Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each a Predecessor Fund).

**From	September 22, 2011 to April 23, 2012, Mr. Dillingham was an Interested Trustee, because during that time period he was a trustee and beneficiary of a trust that owned shares of WDR.

INTERESTED TRUSTEES

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), each Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005-2011); formerly, CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005-2010); Senior Vice President of WDR (2005-2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WRIMCO and IICO

24	ANNUAL REPORT	2013

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2008 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City; Trustee, Ivy Funds (34 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen)
*Each	Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present)
*This	is the date when the Officer first became an officer of one or more Predecessor Funds.

2013	ANNUAL REPORT	25

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

InvestEd Portfolios

At its meeting on August 13 and 14, 2013, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement (“Management Agreement”) between WRIMCO and the Trust with respect to each of InvestEd Balanced Portfolio, InvestEd Conservative Portfolio and InvestEd Growth Portfolio. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Portfolio’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In addition, during the course of the year, W&R had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Portfolio.

Nature, Extent and Quality of Services Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement.

The Trustees considered WRIMCO’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio. The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional Considerations with Respect to Each Portfolio

InvestEd Balanced Portfolio

The Trustees considered that InvestEd Balanced Portfolio’s total return performance was lower than the Performance Universe median for the one-, three-, five-, and ten-year periods and lower than the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investment in underlying funds that have an international equity or global equity objective had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2013, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the one-, three-, five- and ten-year periods ended March 31, 2013, the Portfolio’s performance relative to its Performance Universe was good for the seven-year period.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”).

InvestEd Conservative Portfolio

The Trustees considered that InvestEd Conservative Portfolio’s total return performance was higher than the Performance Universe median for the one-, five-, and seven-year periods and higher than the Lipper index for the one- and seven-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s conservative positioning, with smaller allocations to equity funds compared to funds in its Performance Universe, had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2013, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three- and ten-year periods ended March 31, 2013, the Portfolio’s performance appeared to be improving and was good for the five- and seven-year periods.

26	ANNUAL REPORT	2013

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan.

InvestEd Growth Portfolio

The Trustees considered that InvestEd Growth Portfolio’s total return performance was higher than the Performance Universe median for the five-, seven-, and ten-year periods and higher than Lipper index for the seven- and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in underlying funds that have an international equity or global equity objective had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 6, 2013, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the one- and three-year periods ended March 31, 2013, the Portfolio’s performance relative to its Performance Universe was good for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan.

Profitability and Economies of Scale

As noted above, the Trustees also considered that WRIMCO had contractually agreed to eliminate each Portfolio’s management fee, WISC had agreed to eliminate each Portfolio’s administrative and shareholder servicing fee and accounting services fee, and WRIMCO had agreed to reimburse or pay all of each Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Distribution and Service Plan. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Trustees considered the best interests of the Portfolio and the overall fairness of the Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;

•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;

•	the other benefits that accrue to WRIMCO as a result of its relationship with the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio’s Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except as described above, the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio. In the case of certain Portfolios that underperformed their respective Performance Universe medians and Lipper indices for certain periods of time, based on the assessment and information WRIMCO provided, including as to relevant market conditions and/or remedial actions that WRIMCO had taken or planned to take, such response was satisfactory to the Board.

2013	ANNUAL REPORT	27

SUMMARY OF INDEPENDENT FEE CONSULTANT REPORT

The Disinterested Trustees of the Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and InvestEd Portfolios (“Invested”) (collectively, and including their respective series, the “Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which proposed management fees paid by the Funds to Waddell & Reed Investment Management Company (“WRIMCO”) are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

ANALYSIS OF THE PROCESS

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

ANALYSIS OF MATERIALS

The Disinterested Trustees received and considered informational materials that were prepared by WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) and The Lipper Company (“Lipper”) in response to the data requested by the Disinterested Trustees through each Fund’s Compliance & Governance Committee and K&L Gates, counsel to the Funds and the Disinterested Trustees. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

The Report stated that, overall, the Funds reflect strong comparative performance in the 3, 5-, 7- and 10-year periods ended March 31, 2013 with over 50% of the Funds in the first two quartiles of their performance universes. The Report noted that 1-year performance did not share the same returns with about 43% of Funds in the first two quartiles consecutively.

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2012 to 2013. The Report showed that, in aggregate, Funds within Advisors Funds have management fees with a median ranking when compared to their respective peer groups of 57%, a slight decline over the 2012 median of 54%. The change in actual management fees, by Fund, range from an 8 basis point reduction to a .3 basis point increase. With respect to the Funds within Ivy Funds VIP, the Report showed that, in aggregate, the median ranking of the Funds (excluding the Pathfinder Portfolios) management fees is 62% a decline over the 56% in 2012. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report noted that, with the exception of the Advisors Small Cap, Asset Strategy, and Energy Funds and the Ivy Funds VIP Money Market and Limited-Term Bond Portfolios, no Funds realized an increase in total expenses over one basis point. Also, material increases were recognized in the InvestEd Portfolios as there was a substantial amount invested in Cash Management Fund in 2012, which has a low expense ratio compared to other Advisors Funds. As the assets were reallocated, the total expense ratio increased.

The Report also noted that certain Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small-to midlevel investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The IFC Report noted that all Funds except the money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

(4) Management Fees for Other Clients

The Report noted that the Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fees. The Report stated that actual management fee variances can be explained by the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or the fact that certain Funds have fee waivers. The Report further noted that the Funds within Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees considering comparable asset levels and breakpoints are taken into account.

28	ANNUAL REPORT	2013

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include sub-advisory relationships, corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to, among other factors, the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds and investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the contract renewal process, reviewed the materials, and reached the following conclusions: (1) The contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) the materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the Boards; and (3) the discussion which took place leading up to and at the Disinterested Trustees and Board meetings were substantive and concluded in accordance with the best interests of the Funds and their shareholders.

2013	ANNUAL REPORT	29

ANNUAL PRIVACY NOTICE

InvestEd Portfolios

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

30	ANNUAL REPORT	2013

PROXY VOTING INFORMATION

InvestEd Portfolios

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

2013	ANNUAL REPORT	31

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

InvestEd Portfolios

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

InvestEd Portfolios

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Fax your request to 800.532.2749.

•	Write to us at the address listed on the back cover.

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

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InvestEd Portfolios

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

2013	ANNUAL REPORT	35

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the InvestEd Portfolios’ prospectus, the InvestEd Plan Program Overview and the Ivy Funds InvestEd 529 Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

ANN-INVESTED (12-13)

ITEM 2.    CODE OF ETHICS

(a)	As of December 31, 2013, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2012	$24,700
2013	21,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2012	$0
2013	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2012	$8,100
2013	10,800

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2012	$158
2013	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$8,258 and $10,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $147,732 and $168,700 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS
(Registrant)

By:	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 7, 2014

By:	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 7, 2014